EXHIBIT 32.0 CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Woronoco Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Cornelius D. Mahoney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ CORNELIUS D. MAHONEY

Cornelius D. Mahoney Chief Executive Officer August 14, 2003

A signed original of this written statement required by Section 906 has been provided to Woronoco Bancorp, Inc. and will be retained by Woronoco Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Woronoco Bancorp, Inc. (the “Company”) on        Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Debra L. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ DEBRA L. MURPHY

Debra L. Murphy Chief Financial Officer August 14, 2003

A signed original of this written statement required by Section 906 has been provided to Woronoco Bancorp, Inc. and will be retained by Woronoco Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.